LONG-TERM DEBT AND LEASE OBLIGATIONS	12 Months Ended
Dec. 31, 2011
LONG-TERM DEBT AND LEASE OBLIGATIONS
LONG-TERM DEBT AND LEASE OBLIGATIONS

NOTE 6. LONG-TERM DEBT AND LEASE OBLIGATIONS

The table below shows our long-term debt as of December 31, 2011 and December 31, 2010:

	December 31,
	2011	2010
Senior notes:
6 3/8%, due 2011	$0	$65
6 1/2%, due 2012	57	57
7 3/8%, due 2013	216	216
9 7/8%, due 2014	60	60
9 1/4%, due 2015	474	474
8%, due 2020	600	600
6 7/8%, due 2031	430	430
Senior secured notes:
9%, due 2015	1	714
6 1/4%, due 2018	900	0
10%, due 2018	714	714
8 7/8%, due 2019	925	925
Credit facility due 2016	80	0
Capital leases and mortgage notes	32	6
Unamortized note discounts	(129)	(197)
Total long-term debt	4,360	4,064
Less current portion	66	67
Long-term debt, net of current portion	$4,294	$3,997

Credit Agreement

We have a senior secured revolving credit facility, as amended November 29, 2011 (“Credit Agreement”), that provides, subject to borrowing availability, for revolving loans in an aggregate principal amount of up to $800 million, with a $300 million subfacility for standby letters of credit. The Credit Agreement has a scheduled maturity date of November 29, 2016, subject to our repayment or refinancing on or before December 3, 2014 of approximately $238 million of the aggregate outstanding principal amount of our 9 1/4% senior notes due 2015 (approximately $474 million of which was outstanding at December 31, 2011). If such repayment or refinancing does not occur, borrowings under the Credit Agreement will be due December 3, 2014. The revolving credit facility is collateralized by patient accounts receivable of all of our wholly owned acute care and specialty hospitals. In addition, borrowings under the Credit Agreement are guaranteed by our wholly owned hospital subsidiaries. Outstanding revolving loans accrue interest during a six-month initial period ending in May 2012 at the rate of either (i) a base rate plus a margin of 1.25% or (ii) the London Interbank Offered Rate (“LIBOR”) plus a margin of 2.25% per annum. Thereafter, outstanding revolving loans accrue interest at a base rate plus a margin ranging from 1.00% to 1.50% or LIBOR plus a margin ranging from 2.00% to 2.50% per annum based on available credit. An unused commitment fee will be payable on the undrawn portion of the revolving loans at a six-month initial rate ending in May 2012 of 0.438% per annum. Thereafter, the unused commitment fee will range from 0.375% to 0.500% per annum based on available credit. Our borrowing availability is based on a specified percentage of eligible accounts receivable, including self-pay accounts. At December 31, 2011, we had $80 million of cash borrowings outstanding under the revolving credit facility subject to an interest rate of 2.78%, and we had approximately $164 million of standby letters of credit outstanding. Based on our eligible receivables, approximately $527 million was available for borrowing under the revolving credit facility at December 31, 2011.

Senior Notes

In August 2010, we sold $600 million aggregate principal amount of 8% senior notes due 2020. The notes will mature on August 1, 2020. We pay interest on the 8% senior notes semi-annually in arrears on February 1 and August 1 of each year, which payments commenced on February 1, 2011.

Also in August 2010, we purchased approximately $782 million aggregate principal amount of our 7 3/8% senior notes due 2013 and $6 million aggregate principal amount of our 9 7/8% senior notes due 2014 for approximately $835 million, including approximately $4 million in accrued and unpaid interest through the dates of purchase. We purchased the senior notes with the net proceeds of approximately $585 million from our sale of new 8% senior notes due 2020 as described above and cash on hand. In connection with these purchases, we recorded a loss from early extinguishment of debt of approximately $52 million related to the difference between the purchase prices and the par values of the purchased notes, as well as the write-off of unamortized note discounts, issuance costs and unrecognized interest rate hedge settlements associated with the notes.

In July 2010, we purchased $34 million aggregate principal amount of our 9 7/8% senior notes due 2014 and approximately $7 million aggregate principal amount of our 9 1/4% senior notes due 2015 for total cash of approximately $43 million, including less than $1 million in accrued and unpaid interest through the dates of purchase. In connection with these purchases, we recorded a loss from early extinguishment of debt of approximately $3 million related to the difference between the purchase prices and the par values of the purchased notes, as well as the write-off of unamortized note discounts and issuance costs.

In June 2010, we purchased $2 million aggregate principal amount of our 7 3/8% senior notes due 2013 and $2 million aggregate principal amount of our 9 1/4% senior notes due 2015 for total cash of approximately $4 million. In March 2010, we purchased $6 million aggregate principal amount of our 9 1/4% senior notes due 2015 for cash of approximately $6 million. These transactions resulted in no gain or loss from early extinguishment of debt.

All of our senior notes are general unsecured senior debt obligations that rank equally in right of payment with all of our other unsecured senior indebtedness, but are effectively subordinated to our senior secured notes described below, the obligations of our subsidiaries and any obligations under our Credit Agreement to the extent of the collateral. We may redeem any series of our senior notes, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the notes redeemed, plus a make-whole premium specified in the applicable indenture, together with accrued and unpaid interest to the redemption date.

Senior Secured Notes

In November 2011, we sold $900 million aggregate principal amount of 6 1/4% senior secured notes due 2018. The notes will mature on November 1, 2018. We will pay interest on the 6 1/4% senior secured notes semi-annually in arrears on May 1 and November 1 of each year, with payments commencing on May 1, 2012. The notes rank equally with our 8 7/8% senior secured notes due 2019, our 9% senior secured notes due 2015 and our 10% senior secured notes due 2018, which we issued in the year ended December 31, 2009.

Also in November 2011, we purchased approximately $713 million aggregate principal amount of our 9% senior secured notes due 2015 for total cash of approximately $776 million, including approximately $4 million in accrued and unpaid interest through the dates of purchase. We purchased the senior secured notes with a portion of the proceeds from our sale of new 6 1/4% senior secured notes due 2018, as described above. In connection with the purchase, we recorded a loss from early extinguishment of debt of approximately $117 million related to the difference between the purchase prices and the par values of the purchased notes, as well as the write-off of unamortized note discounts and issuance costs associated with the notes.

All of our senior secured notes are guaranteed by and secured by a first-priority pledge of the capital stock and other ownership interests of certain of our subsidiaries. All of our senior secured notes and the related subsidiary guarantees are our and the subsidiary guarantors’ senior secured obligations. Our senior secured notes rank senior to any subordinated indebtedness that we or such subsidiary guarantors may incur; they are effectively senior to our and such subsidiary guarantors’ existing and future unsecured indebtedness and other liabilities to the extent of the value of the collateral securing the notes and the subsidiary guarantees; they are effectively subordinated to our and such subsidiary guarantors’ obligations under our Credit Agreement to the extent of the value of the collateral securing borrowings thereunder; and they are structurally subordinated to all obligations of our non-guarantor subsidiaries.

The indentures setting forth the terms of our senior secured notes contain provisions governing our ability to redeem the notes and the terms by which we may do so. At our option, we may redeem our 6¼% senior secured notes, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the notes redeemed plus the make-whole premium set forth in the related indenture, together with accrued and unpaid interest thereon, if any, to the redemption date. At any time or from time to time prior to July 1, 2012 in the case of the 8 7/8% senior secured notes and May 1, 2012 in the case of the 9% and 10% senior secured notes, we, at our option, may redeem up to 35% of the aggregate principal amount of any of these series of senior secured notes with the net cash proceeds of one or more qualified equity offerings (as defined in the applicable indenture) at a redemption price equal to a specified percentage — 108.875% in the case of the 8 7/8% senior secured notes, 109% in the case of the 9% senior secured notes and 110% in the case of the 10% senior secured notes — of the principal amount of the notes to be redeemed, plus accrued and unpaid interest thereon, if any, to the date of redemption. In addition, we, at our option, may redeem our 8 7/8%, 9% and 10% senior secured notes, in whole or in part, or on or prior to July 1, 2014 in the case of the 8 7/8% senior secured notes, May 1, 2012 in the case of the 9% senior secured notes and May 1, 2014 in the case of the 10% senior secured notes, at a redemption price equal to 100% of the principal amount of the notes redeemed plus the applicable make-whole premium set forth in the applicable indenture, together with accrued and unpaid interest thereon, if any, to the redemption date. At any time or from time to time after July 1, 2014 in the case of the 8 7/8% senior secured notes, May 1, 2012 in the case of the 9% senior secured notes and May 1, 2014 in the case of the 10% senior secured notes, we, at our option, may redeem the notes, in whole or in part, at the redemption prices set forth in the applicable indenture, together with accrued and unpaid interest thereon, if any, to the redemption date.

In addition, we may be required to purchase for cash all or any part of each series of our senior secured notes upon the occurrence of a change of control (as defined in the applicable indentures) for a cash purchase price of 101% of the aggregate principal amount of the notes, plus accrued and unpaid interest.

Covenants

Our Credit Agreement contains customary covenants for an asset-backed facility, including a minimum fixed charge coverage ratio to be met when the available credit under the revolving credit facility falls below $80 million, as well as limits on debt, asset sales and prepayments of senior debt. The Credit Agreement also includes a provision, which we believe is customary in receivables-backed credit facilities, that gives our banks the right to require that proceeds of collections of substantially all of our consolidated accounts receivable be applied directly to repay outstanding loans and other amounts that are due and payable under the Credit Agreement at any time that unused borrowing availability under the revolving credit facility is less than $100 million or if an event of default has occurred and is continuing thereunder. In that event, we would seek to re-borrow under the Credit Agreement to satisfy our operating cash requirements. Our ability to borrow under the Credit Agreement is subject to conditions that we believe are customary in revolving credit facilities, including that no events of default then exist.

The indentures governing our senior notes contain covenants and conditions that have, among other requirements, limitations on (1) liens on principal properties and (2) sale and lease-back transactions with respect to principal properties. A principal property is defined in the indentures as a hospital that has an asset value on our books in excess of 5% of our consolidated net tangible assets, as defined. The above limitations do not apply, however, to (1) debt that is not secured by principal properties or (2) debt that is secured by principal properties if the aggregate of such secured debt does not exceed 15% of our consolidated net tangible assets, as further described in the indentures. The indentures also prohibit the consolidation, merger or sale of all or substantially all assets unless no event of default would result after giving effect to such transaction.

The indentures governing our senior secured notes contain covenants that, among other things, restrict our ability and the ability of our subsidiaries to incur liens, consummate asset sales, enter into sale and lease-back transactions or consolidate, merge or sell all or substantially all of our or their assets, other than in certain transactions between one or more of our wholly owned subsidiaries. These restrictions, however, are subject to a number of important exceptions and qualifications. In particular, there are no restrictions on our ability or the ability of our subsidiaries to incur additional indebtedness, make restricted payments, pay dividends or make distributions in respect of capital stock, purchase or redeem capital stock, enter into transactions with affiliates or make advances to, or invest in, other entities (including unaffiliated entities). In addition, the indentures governing our senior secured notes contain a covenant that neither we nor any of our subsidiaries will incur secured debt, unless at the time of and after giving effect to the incurrence of such debt, the aggregate amount of all such secured debt (including the aggregate principal amount of senior secured notes outstanding at such time) does not exceed the greater of (i) $3.2 billion or (ii) the amount that would cause the secured debt ratio (as defined in the indentures) to exceed 4.0 to 1.0; provided that the aggregate amount of all such debt secured by a lien on par to the lien securing the senior secured notes may not exceed the greater of (a) $2.6 billion or (b) the amount that would cause the secured debt ratio to exceed 3.0 to 1.0.

Interest Rate Swap and LIBOR Cap Agreements

We were party to an interest rate swap agreement for an aggregate notional amount of $600 million from February 14, 2011 through August 2, 2011. The interest rate swap agreement was designated as a fair value hedge and was being used to manage our exposure to future changes in interest rates. It had the effect of converting our 10% senior secured notes due 2018 from a fixed interest rate paid semi-annually to a variable interest rate paid semi-annually based on the six-month LIBOR plus a floating rate spread of 6.60%. During the term of the interest rate swap agreement, changes in the fair value of the interest rate swap agreement and changes in the fair value of the 10% senior secured notes, which we expected to substantially offset each other, were recorded in interest expense. During the year ended December 31, 2011, our interest rate swap agreement generated approximately $8 million of cash interest savings and a $22 million gain on the settlement of the agreement.

In the year ended December 31, 2009, we entered into a LIBOR cap agreement to mitigate risks associated with potential significant increases in the one-month LIBOR relative to an interest rate swap agreement that we entered into in May 2009 and terminated in November 2009. The fair value of the LIBOR cap agreement included in investments and other assets in the accompanying Consolidated Balance Sheets totaled less than $1 million at December 31, 2011 and 2010. During the years ended December 31, 2011 and 2010, mark-to-market adjustments of the LIBOR cap agreement of less than $1 million and approximately $3 million, respectively, were included in interest expense in the accompanying Consolidated Statements of Operations. In addition, see Note 18 for the disclosure of the fair value of the LIBOR cap agreement.

Future Maturities

Future long-term debt maturities and minimum operating lease payments as of December 31, 2011 are as follows:

		Years Ending December 31,					Later
	Total	2012	2013	2014	2015	2016	Years
Long-term debt, including capital lease obligations	$4,489	$66	$226	$67	$476	$82	$3,572
Long-term non-cancelable operating leases	$416	$109	$99	$59	$40	$30	$79

Rental expense under operating leases, including short-term leases, was $143 million, $134 million and $141 million in the years ended December 31, 2011, 2010 and 2009, respectively. Included in rental expense for these periods was sublease income of $8 million, $12 million and $17 million, respectively, which was recorded as a reduction to rental expense.